Exhibit 10.1
FIRST AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into this 13th day of July, 2009, by and between Silicon Valley Bank (“Bank”) and Betawave Corporation, a Nevada corporation (“Borrower”),whose address is 706 Mission Street, 10th Floor, San Francisco, CA 94103.

Recitals

A.           Bank and Borrower have entered into the Loan and Security Agreement, dated as of March 28, 2009 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B.           Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.           Bank and Borrower have agreed to amend the Loan Agreement, to the extent, and in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 6.9                      (Operating Accounts).  Subsection (a) of Section 6.9 is amended in its entirety and replaced with the following:

(a)           Maintain its primary and its Subsidiaries’ primary operating and other deposit accounts and securities accounts with Bank and Bank’s Affiliates, which accounts shall represent at least 75% of the dollar value of Borrower’s and such Subsidiaries’ accounts at all financial institutions. Borrower shall maintain at least Two Million Dollars ($2,000,000) at all times on deposit in Borrower’s unrestricted operating accounts with Bank and Borrower’s sweep account with Bank (the “Sweep Account”).

2.2 Exhibit B (Compliance Certificate).  Exhibit B is amended and restated as set forth in Attachment “1” hereto.

         3. Limitation of Amendments.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Transaction Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Transaction Document.

3.2 This Amendment shall be construed in connection with and as part of the Transaction Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Transaction Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Waiver of Events of Default.

4.1 Bank hereby waives the Events of Default under Section 8.2(a) of the Loan Agreement arising out of or related to the covenant in Section 6.9(a) of the Loan Agreement regarding minimum cash to be maintained in the Sweep Account.

4.2 The foregoing Events of Default waiver shall not operate as a waiver of any other Event of Default, now existing or occurring in the future, whether with respect to the covenant described above or any other provisions of the Loan Agreement or of any of the other Transaction Documents.  The foregoing waiver also shall not operate as a waiver of any right or remedy of Bank now existing or arising in the future with respect to any Event of Default not waived pursuant to this section.

4.3 Borrower represents and warrants to Bank that to the best of Borrower’s knowledge no other Events of Default have occurred and are continuing as of the date hereof.

5. Representations and Warranties.  To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

5.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Transaction Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

5.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3 The organizational documents of Borrower delivered to Bank as of March 28, 2009, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

5.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

5.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6. Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7. Effectiveness.  This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) Borrower’s payment of all Bank Expenses relating to this Amendment.

[Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK	BORROWER
Silicon Valley Bank By: /s/ Mike Meier Name: Mike Meier Title: Relationship Manager	Betawave Corporation By: /s/ David Lorie Name: David Lorie Title: Secretary and General Counsel

ATTACHMENT “1”

EXHIBIT B
COMPLIANCE CERTIFICATE

TO:           SILICON VALLEY BANK                                                                                                     Date:
FROM:                 BETAWAVE CORPORATION

The undersigned authorized officer of Betawave Corporation (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.  Attached are the required documents supporting the certification.  The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate, Publisher Guarantees and Publisher Advances	Monthly within 20 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 180 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
Transaction Report	Monthly within 30 days	Yes No
Annual financial projections	Within 30 days prior to fiscal year commencement	Yes No
The following intellectual property was registered after the Effective Date (if no registrations, state “None”) ____________________________________________________________________________

Financial Covenant	Required	Actual	Complies

Maintain:
At all Times, Minimum Liquidity Ratio	1.50:1.00	_____:1.00	Yes No
At all Times, Minimum Deposit in Sweep Account and Operating Accounts	$2,000,000	$________	Yes No
On a Monthly Basis, Minimum Tangible Net Worth	$_______	$_______	Yes No

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above:  (If no exceptions exist, state “No exceptions to note.”)

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BETAWAVE CORPORATION By: Name: Title:
BANK USE ONLY

Received by: _____________________
authorized signer
Date:                    _________________________

Verified: ________________________
authorized signer
Date:                    _________________________

Compliance Status:                                         Yes     No